S-K 1605, De-SPAC Background and Terms	Nov. 10, 2026
De-SPAC Transactions, Shareholder Rights [Line Items]
De-SPAC, Security Holders Redemption Rights Summary [Text Block]

Redemption Rights

Pursuant to the Cayman Constitutional Documents, a Public Shareholder may request that IRHO redeem all or a portion of its Public Shares for cash if the Proposed Transaction is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

•        (a) hold Public Shares or (b) hold Public Shares through IRHO Units and elect to separate your IRHO Units into the underlying Public Shares and Public Rights prior to exercising your Redemption Rights with respect to the Public Shares;

•        submit a written request to the Transfer Agent, including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that IRHO redeem all or a portion of your Public Shares for cash; and

•        tender or deliver the certificates for your Public Shares (if any) along with the redemption forms to the Transfer Agent physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to [•], Eastern Time, on [•] (two business days before the scheduled date of the extraordinary general meeting) in order for their Public Shares to be redeemed.

Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of the Business Combination Proposal and regardless of whether they hold Public Shares on the Record Date. Holders of IRHO Units must elect to separate Units held by them into the underlying Public Shares and Public Rights prior to exercising their Redemption Rights with respect to the Public Shares. If the Proposed Transaction is not consummated, the Public Shares will be returned to the respective holder, broker or bank. If the Proposed Transaction is consummated, and if a Public Shareholder properly exercises its right to redeem all or a portion of the Public Shares that it holds and timely tenders or delivers the certificates for its shares (if any) along with the redemption forms to the Transfer Agent, IRHO will redeem such Public Shares for a per-share price, payable in cash, equal to the pro rata portion of the funds held the Trust Account that are available for distribution to Public Shareholders, calculated as of two business days prior to the consummation of the Proposed Transaction. For illustrative purposes, as of [•], this would have amounted to approximately $[•] per issued and outstanding Public Share. If a Public Shareholder exercises its Redemption Rights in full, then it will be electing to exchange its Public Shares for cash and will no longer own Public Shares. See “Extraordinary General Meeting of IRHO — Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your Public Shares for cash.

De-SPAC, Security Holders are Entitled to Redemption Rights [Flag]	true
De-SPAC, Security Holders are Entitled to Appraisal Rights [Flag]	true
De-SPAC, Security Holders Appraisal Rights Summary [Text Block]	Neither IRHO’s shareholders nor IRHO’s rights holders have appraisal or dissenters’ rights in connection with the Proposed Transaction or the Domestication under Cayman Islands law or the DGCL.